METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED JUNE 24, 2005

TO PROSPECTUS DATED MAY 1, 2005

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

Effective immediately, in the section of the prospectus describing the Neuberger Berman Mid Cap Value Portfolio, the second paragraph under “Portfolio Management” is deleted and replaced with the following:

S. Basu Mullick has managed the Portfolio since June 2005. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He has been a fund manager at Neuberger Berman since 1998. Mr. Mullick also co-managed the Portfolio from its inception in 1998 to October 2000.

METROPOLITAN SERIES FUND, INC.

Supplement Dated June 24, 2005

to Statement of Additional Information (“SAI”)

Dated May 1, 2005

Effective immediately, in the section of the SAI entitled “Portfolio Managers,” references to Andrew B. Wellington and David M. DiDomenico in the information provided for Neuberger Berman Mid Cap Value Portfolio are deleted and replaced with the following:

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
S. Basu Mullick	Registered investment companies	2	$2,570,000,000	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Information about accounts managed by Mr. Mullick is effective as of May 31, 2005. In addition, as of May 31, 2005, Mr. Mullick did not beneficially own equity securities of any Portfolio for which he serves as Portfolio Manager.